                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement        / / Confidential, for Use of
                                                the Commission Only
/X/      Definitive Proxy Statement          (as permitted by Rule 14a-6(e)(2))

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      First Federal Financial Bancorp, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies: _____________________________________________________


         (2)      Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________


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/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (2)      Form, schedule or registration statement no.: ________________


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         (4)      Date filed: __________________________________________________

                             FIRST FEDERAL FINANCIAL
                                  BANCORP, INC.


                                                               December 18, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of First Federal Financial Bancorp, Inc. The meeting will be held at the Ashland Plaza Hotel, located at 15th Street and Winchester Avenue, Ashland, Kentucky, in the Board Room, on Wednesday, January 17, 2001 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in First Federal Financial Bancorp, Inc. are sincerely appreciated.

                                                     Sincerely,


                                                     /s/ I. Vincent Rice

                                                     I. Vincent Rice
                                                     President

                      FIRST FEDERAL FINANCIAL BANCORP, INC.
                                415 CENTER STREET
                               IRONTON, OHIO 45638
                                 (740) 532-6845


                                   -----------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To
                           BE HELD ON JANUARY 17, 2001

                                   -----------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Federal Financial Bancorp, Inc. (the "Company") will be held at the Ashland Plaza Hotel, located at 15th Street and Winchester Avenue, Ashland, Kentucky, in the Board Room, on Wednesday, January 17, 2001 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect one (1) director for a two-year term and two (2) directors for a three-year term or until their successors are elected and qualified;

         (2) To amend the Company's Certificate of Incorporation to reduce the number of authorized shares;

         (3) To ratify the appointment by the Board of Directors of Kelley, Galloway & Company, PSC as the Company's independent auditors for the fiscal year ending September 30, 2001; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed December 1, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Edith M. Daniels

                                      Edith M. Daniels
                                      Secretary
Ironton, Ohio
December 18, 2000


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN
IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY
BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                      FIRST FEDERAL FINANCIAL BANCORP, INC.

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                January 17, 2001

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of First Federal Financial Bancorp, Inc. (the "Company"), the Delaware chartered registered thrift holding company for First Federal Savings Bank of Ironton (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Ashland Plaza Hotel, located at 15th Street and Winchester Avenue, Ashland, Kentucky, in the Board Room, on Wednesday, January 17, 2001 at 2:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 18, 2000.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein;
(ii) FOR approval of the proposed amendment ("Amendment") to the Company's Certificate of Incorporation to reduce the number of authorized shares from 4,000,000, of which 1,000,000 shall be serial preferred stock, $.01 par value per share ("Preferred Stock"), and 3,000,000 shall be common stock, par value $.01 per share ("Common Stock"), to 1,500,000,of which 500,000 shall be Preferred Stock and 1,000,000 shall be Common Stock; (iii) FOR ratification of the appointment of Kelley, Galloway & Company, PSC for fiscal 2001; and (iv) upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, First Federal Financial Bancorp, Inc., 415 Center Street, Ironton, Ohio 45638); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

         Only stockholders of record at the close of business on December 1, 2000 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were

477,612 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. The affirmative vote of the holders of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposal to approve the Amendment. Abstentions will have the same effect as a vote against this proposal. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company presently authorize six directors. The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         On August 28, 2000, James E. Waldo retired from the Board of Directors, and the Board adopted a resolution to reduce the size of the Board of Directors from seven directors to six directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.

             NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 2003


                                                                   Director
              Name                          Age(1)                 Since(2)
------------------------------------  -----------------   ----------------------

William P. Payne                              67                     1991

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2004


                                                                  Director
               Name                         Age(1)                 Since(2)
----------------------------------------  -------------   ----------------------

I. Vincent Rice                               68                     1986
Steven C. Milleson                            48                     1990

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WHOSE TERMS EXPIRE IN 2002


                                                                 Director
              Name                          Age(1)                Since(2)
---------------------------------------  -----------   ------------------------

Edith M. Daniels                           70                     1986
Thomas D. Phillips                         62                     1973

                       DIRECTOR WHOSE TERM EXPIRES IN 2003


                                                                   Director
              Name                          Age(1)                 Since(2)
---------------------------------------  -----------   ------------------------

Edward R. Rambacher                         55                     1986


---------------------
(1) As of December 1, 2000.
(2) Includes service as a director of the Savings Bank.

         Information concerning the principal position with the Company and the Savings Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

         THOMAS D. PHILLIPS. Mr. Phillips has been the Chairman of the Board of the Company since its organization in January 1996. Mr. Phillips was given the title of Chairman of the Board of the Savings Bank in January 1996. Prior thereto, Mr. Phillips performed the functions traditionally handled by the Chairman under the title of President of the Savings Bank since January 1991. Mr. Phillips is the owner, operator and President of Phillips Funeral Home, Inc. headquartered in Ironton, Ohio. Mr. Phillips is a member and Past President of the Ironton City Health Board, the Past President of the Ironton Lions Club, a 25-year Board member and a member of the Immanuel United Methodist Church, and a member of the Ironton Elks Lodge #177. Mr. Phillips has been a licensed Funeral Director since 1961 and is a member of the Ohio Funeral Directors Association and the National Funeral Directors Association.

         I. VINCENT RICE. Mr. Rice has been the President of the Company since its organization in January 1996. Mr. Rice was given the title of President of the Savings Bank in January 1996. Prior thereto, Mr. Rice performed the functions traditionally performed by the President under the title Executive Vice President and Managing Officer of the Savings Bank since January 1994 and Vice President and Managing Officer since July 1987. Mr. Rice joined the Savings Bank in July 1985 after 25 years experience with a local commercial bank. Mr. Rice is the past Chairman of the Lawrence County United Way campaign, a former member of the Chesapeake and Ironton Lions Club, a member of the Ironton Rotary Club, and a 40-year member and Treasurer, Deacon and Music Director of the Ice Creek Baptist Church.

         EDITH M. DANIELS. Ms. Daniels has served as Corporate Secretary of the Company since its organization in January 1996. Ms. Daniels has served as Corporate Secretary of the Savings Bank since January 1976. Ms. Daniels joined the Savings Bank in March 1956 and served the Savings Bank in various positions until her retirement in December 1995. Ms. Daniels was a director of the Ironton American Red Cross chapter for six years.

         STEVEN C. MILLESON. Dr. Milleson is a doctor of optometry and owner and operator of the Ironton Vision Center, Inc. located in Ironton, Ohio. Dr. Milleson has been a member and Past President of the Ironton Lions Club, a founding member and past Board member of The Tri-State Fair and Regatta, a past Board member of the Hecla Water Association, and an original member of the Board of the Ashland Youth Ballet Company and its current President of the Board and Chairman of the Production Committee. Dr. Milleson is a member of the St. Joseph Catholic Church.

         WILLIAM P. PAYNE. Dr. Payne has been retired since 1997. Prior thereto, Dr. Payne was self- employed as an orthodontist in Ironton, Ohio. Dr. Payne is a member of the Great Lake Orthodontic Association, the State of Ohio Orthodontic Association, the Ironton Elks Club, and the St. Lawrence Catholic Church.

         EDWARD R. RAMBACHER. Mr. Rambacher is a Certified Public Accountant and is President and Chief Executive Officer of C.A. Rambacher & Co., a professional accounting firm, located in Ironton, Ohio. Mr. Rambacher is a member and Past Director and President of the Ironton Rotary Club and a 16 year Board member of the Central Christian Church.

DIRECTOR EMERITUS

         Effective August 28, 2000, James E. Waldo became Director Emeritus of the Company and the Savings Bank in appreciation for all the years of faithful service. Mr. Waldo was Vice Chairman of the Board of the Company from its organization in January 1996 to August 2000. Mr. Waldo was given the title of Vice Chairman of the Board of the Savings Bank in January 1996. Prior thereto, Mr. Waldo performed the functions traditionally handled by the Vice Chairman of the Board under the title Vice President since January 1975. Mr. Waldo formerly served as General Counsel to the Savings Bank. Mr. Waldo is the owner of the Beechwood Terrace Corporation, a land development company headquartered in Ironton, Ohio. Mr. Waldo is a member of the American Legion, Veterans of Foreign Wars, Ironton Elks Lodge #177, a member and Past President of the Ironton Lions Club and a 40-year member of the Central Christian Church. Mr. Waldo was an Administrative Assistant to the late United States Congressman, Thomas A. Jenkins.

STOCKHOLDER NOMINATIONS

         Article IV, Section 4.15 of the Company's Bylaws ("Bylaws") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No such nominations by stockholders were received. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY AND THE SAVINGS BANK

         Regular meetings of the Board of Directors of the Company are held as necessary. During the fiscal year ended September 30, 2000, the Board of Directors met seven times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during this period, except for Mr. Waldo who attended no meetings due to health reasons. The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

         AUDIT COMMITTEE. The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. The Audit Committee, which is comprised of Messrs. Rambacher (Chairman), Phillips and Milleson met once during fiscal 2000. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. ("NASD") listing standards. The Board of Directors has not adopted an Audit Committee Charter.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission ("Commission").

                                            AUDIT COMMITTEE

                                            Edward R. Rambacher, Chairman
                                            Thomas D. Phillips
                                            Steven C. Milleson

         COMPENSATION REVIEW COMMITTEE. The Compensation Review Committee of the Company administers the stock benefit plans of the Company. The Committee, which is comprised of Messrs. Phillips (Chairman), Rambacher, Milleson and Payne, met twice during fiscal 2000.

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings. During the fiscal year ended September 30, 2000, the Board of Directors met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during this period, except for Mr. Waldo who attended no meetings due to health reasons. With respect to the Savings Bank's Executive/Loan Committee, all of the Board members are designated for participation as members and any four directors in attendance constitutes a quorum for the purpose of holding a meeting.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information concerning the executive officers of the Company and the Savings Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

         JEFFERY W. CLARK. Age 42. Mr. Clark has been the Comptroller for the Company since its organization in January 1996 and Comptroller of the Savings Bank since September 1986.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Savings Bank as a group.

                                                                      Amount and Nature
                      Name of Beneficial                                of Beneficial
                      Owner or Number of                               Ownership as of                Percent of
                       Persons in Group                              December 1, 2000(1)             Common Stock
                     -------------------                             -------------------             -------------
First Federal Financial Bancorp, Inc.  Employee                            50,906(2)                    10.7%
Stock Ownership Plan Trust
415 Center Street
Ironton, Ohio  45638

Arnhold and S. Bleichroeder, Inc.                                          45,000(3)                     9.4
Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas
New York, New York  10105

Director Emeritus:
James E. Waldo                                                             43,492(4)                     9.1
c/o First Federal Financial Bancorp, Inc.
415 Center Street
Ironton, Ohio  45638

Directors:
Thomas D. Phillips                                                         28,492(5)(6)                  5.9
I. Vincent Rice                                                            17,412(6)(7)                  3.6
Edith M. Daniels                                                              13,492(8)                  2.8
Steven C. Milleson                                                            13,493(9)                  2.8
William P. Payne                                                             13,492(10)                  2.8
Edward R. Rambacher                                                       16,298(6)(11)                  3.4

All directors and executive officers                                        114,595(12)                 22.7
 of the Company and the Savings Bank
 as a group (7 persons)
-----------------

     (1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Shares which are subject to stock options and which may be exercised within 60 days of December 1, 2000 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

                                         (Footnotes continued on following page)

-----------------

     (2) The First Federal Financial Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the First Federal Financial Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Thomas D. Phillips, Edward
          R. Rambacher and I. Vincent Rice who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 17,930 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

     (3) Based on a Schedule 13G filing pursuant to the Exchange Act on February 15, 2000. The reporting persons have shared voting and dispositive powers.

     (4) Includes 2,686 shares which may be acquired by Mr. Waldo upon the exercise of stock options.

     (5) Includes 10,000 shares held by the Phillips' Funeral Home Trust Pension Fund, 5,000 shares held by Mr. Phillips' spouse and 2,686 shares which may be acquired by Mr. Phillips upon the exercise of stock options.

     (6) Excludes the shares held by the ESOP, of which the named director is one of three trustees.

     (7) Includes 8,061 shares which may be acquired by Mr. Rice upon the exercise of stock options and 4,240 shares held by the Company's ESOP for the account of Mr. Rice.

     (8) Includes 2,686 shares which may be acquired by Ms. Daniels upon the exercise of stock options.

     (9) Includes 2,400 shares held by Mr. Milleson's spouse as custodian for children, 716 shares held by Mr. Milleson's spouse in her Individual Retirement Account ("IRA"), and 2,686 shares which may be acquired by Mr. Milleson upon the exercise of stock options.

     (10) Includes 10,000 shares held by Mr. Payne's spouse and 2,686 shares which may be acquired by Mr. Payne upon the exercise of stock options.

                                         (Footnotes continued on following page)

-----------------

(11) Includes 806 shares held by Mr. Rambacher's spouse, 5,000 shares held by Mr. Rambacher's spouse in her IRA, 1,000 shares held by Mr. Rambacher's spouse as custodian for her son, and 2,686 shares which may be acquired by Mr. Rambacher upon the exercise of stock options.

(12) Includes 26,291 shares which may be acquired by all directors and executive officers of the Company as a group upon the exercise of stock options. Also includes 6,956 which are held by the Company's ESOP which have been allocated to the accounts of executive officers.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Commission and the NASD. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to
Section 16(a) of the Exchange Act.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 2000 the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The Company has not yet paid separate compensation to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the three fiscal years ended September 30, 2000 to the President of the Savings Bank (who serves as the Chief Executive Officer). No executive officers of the Savings Bank had total compensation during the fiscal year which exceeded $100,000.

                                                   Annual                   Long-Term Compensation
                                                Compensation                        Awards
                                         ------------------------     --------------------------------
         Name and             Fiscal                                     Restricted         Number of              All Other
    Principal Position         Year         Salary(1)       Bonus         Stock(2)         Options(3)           Compensation(4)
-----------------------     ---------    ------------    ---------    ---------------   ---------------    -----------------------
I. Vincent Rice                    2000          $57,355      $1,500            --                --               $11,046
 President                         1999           55,488       1,500            --                --                16,185
                                   1998           54,250       1,500             -                --                19,283

                                                   (Footnotes on following page)

----------------

     (1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

     (2) Represents the grant of 4,030 shares of restricted Common Stock to Mr. Rice pursuant to the Company's Recognition and Retention Plan and Trust ("Recognition Plan"), which were deemed to have had the indicated value at the date of grant. The restricted Common Stock awarded to Mr. Rice had a fair market value of $47,353 at September 30, 2000 based on the $11.75 per share closing market price on such last date in fiscal 2000 on which shares of the Common Stock were traded. The awards vest 20% each year beginning December 16, 1997, and dividends are paid on restricted shares. The fair market value of such awards included as additional compensation for fiscal years ended September 30, 2000, 1999 and 1998 was $8,463, $11,284 and $13,249,
          respectively.

     (3) Consists of stock options granted pursuant to the Company's Stock Option Plan ("Stock Option Plan") which are exercisable at the rate of 20% each year beginning December 16, 1997.

     (4)  Represents the allocation on behalf of Mr. Rice under the Company's
          ESOP.

         No options were granted to the executive officer named in the Summary Compensation Table during the fiscal year ended September 30, 2000.

         The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto under specified assumptions.


                          Shares                                                            Value of Unexercised in the
                        Acquired on       Value            Number of Unexercised                  Money Options at
        Name             Exercise       Realized         Options at Fiscal Year End              September 30, 2000
-----------------     -------------   ----------     -------------------------------     -------------------------------
                                                       Exercisable     Unexercisable       Exercisable      Unexercisable
                                                     -------------   ---------------     -------------    ---------------
I. Vincent Rice               --            --            6,046              4,030(1)            $0                 $0(2)
---------------

(1) Options are exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted (December 16, 1996) at $12.00 per share.

                                         (Footnotes continued on following page)

----------------

(2) With the market price at September 29, 2000 ($11.75), the last date in fiscal 2000 on which shares of the Company's stock were traded, and the $12.00 exercise price, the options have unrealized values of $0.

DIRECTOR'S COMPENSATION

         Directors of the Company do not receive fees for attendance at meetings. Members of the Board of Directors of the Savings Bank receive fees of $800 per month (except for Mr. Phillips who receives $1,025 per month for serving as Chairman) regardless of attendance at meetings. Members of the Board of the Savings Bank serving on committees do not receive any additional compensation for serving on such committees. Mr. Waldo receives fees of $400 per month as Director Emeritus of the Savings Bank and no fees as Director Emeritus of the Company.

EMPLOYMENT AGREEMENTS

         The Company and the Savings Bank (the "Employers") have entered into employment agreements with each of Messrs. I. Vincent Rice and Jeffery W. Clark, the Company's and the Savings Bank's President and Comptroller, respectively (the "Executives"). The Employers have agreed to employ Messrs. Rice and Clark for a term of three years in their current respective positions at their current salary levels of $58,705 and $37,200, respectively. The employment agreements will be reviewed annually by the Boards of Directors of the Employers, and the term of employment agreements shall be extended each year for a successive additional one-year period, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         Each of the employment agreements shall be terminable with or without cause by the Employers. The Executives shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of an Executives' death, disability or retirement. In the event that (i) the Executive terminates his employment (a) because of failure of the Employers to comply with any material provision of the agreement or (b) as a result of certain adverse actions which are taken with respect to the officer's employment following a change in control of the Company, as defined, or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the Executive will be entitled to a cash severance amount equal to three times the officer's base salary. Based upon current compensation levels, in the event of a termination of employment following a change in control, Messrs. Rice and Clark would receive cash severance of $176,115 and $111,600, respectively.

         A change in control is generally defined in the employment agreement to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

BENEFITS

         EMPLOYEE STOCK OWNERSHIP PLAN. The Company has established the ESOP for employees of the Company and the Savings Bank. Full-time employees of the Company and the Savings Bank who have been credited with at least 1,000 hours of service during a twelve-month period and who have attained age 21 are eligible to participate in the ESOP.

         The ESOP borrowed funds from the Company to purchase 53,743 shares of Common Stock in the Savings Bank's Conversion. The loan equalled 100% of the aggregate purchase price of the Common Stock. The loan to the ESOP will be repaid principally from the Company's and the Savings Bank's contributions to the ESOP over a period of 12 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year, starting with completion of their third year of service. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances, subject to certain tax considerations. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

         STOCK OPTION PLAN. The Stock Option Plan is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options. The Stock Option Plan was approved by the Company's stockholders in December 1996. A total of 67,178 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Savings Bank's conversion from a federally-chartered mutual savings and loan association to a federally-chartered stock savings bank ("Conversion"). The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors." Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the adoption by the Board of Directors.

         Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted. Subject to certain exceptions, all options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. On December 16, 1996, the Company granted stock options to directors and executive officers of the Company and the Savings Bank to purchase an aggregate of 36,229 shares (including 10,076 shares to Mr. Rice) at $12.00 per share.

         RECOGNITION AND RETENTION PLAN AND TRUST. The objective of the Recognition Plan is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, are eligible to receive benefits under the Recognition Plan. The Recognition Plan was approved by the Company's stockholders in December 1996. The Company has acquired through open market purchases Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock issued in the Conversion, or 26,871 shares. The Recognition Plan is administered and interpreted by a committee of the Board of Directors that is composed solely of two or more "Non-Employee Directors."

         Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. Under the terms of the Recognition Plan, all shares which have not yet been earned and allocated are required to be voted by the trustees in their sole discretion. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Recognition Plan Trust will be paid by the Recognition Plan Trust as soon as practicable after the Recognition Plan Trust's receipt thereof to the recipient on whose behalf such share is then held by the Recognition Plan Trust. On December 16, 1996, the Company granted an aggregate of 15,091 shares to directors and executive officers of the Company and the Savings Bank, including 4,030 shares to Mr. Rice.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Savings Bank's policy provides that such loans may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2000, loans to directors and executive officers, including outstanding balances and commitments, amounted to $193,868, or 2.42% of the Savings Bank's total capital, at September 30, 2000. As of such date, there were no loans to any director or executive officer made at preferential rates or terms which, in the aggregate, exceeded $60,000 during the three years ended September 30, 2000. All such loans were made by the Savings Bank in accordance with the aforementioned policy.

                         PROPOSAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION TO
                     REDUCE THE NUMBER OF AUTHORIZED SHARES

         The Board of Directors has unanimously adopted, subject to stockholder approval, a proposal to amend Article IV of the Company's Certificate of Incorporation to reduce the number of authorized shares from 4,000,000, of which 1,000,000 shall be Preferred Stock, and 3,000,000 shall be Common Stock, to 1,500,000, of which 500,000 shall be Preferred Stock and 1,000,000 shall be Common Stock.

         The Board of Directors believes that reducing the number of authorized shares will minimize Delaware franchise tax in view of limited financing needs, and accordingly, recommends that the Company's Certificate of Incorporation be amended.

         The description of the proposed Amendment is qualified in its entirety by reference to the complete text of the Amendment which appears as Appendix A.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Kelley, Galloway & Company, PSC, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2001, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Kelley, Galloway & Company, PSC that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Kelley, Galloway & Company, PSC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KELLEY, GALLOWAY & COMPANY, PSC AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in January 2002, must be received at the principal executive offices of the Company, 415 Center Street, Ironton, Ohio 45638, Attention: Edith M. Daniels, Secretary, no later than August 20, 2001.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than September 19, 2001 in connection with the 2002 annual meeting of stockholders of the Company. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Bylaws. No such proposals were received in connection with the Annual Meeting.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended September 30, 2000 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2000 REQUIRED TO BE FILED UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JEFFERY W. CLARK, COMPTROLLER, FIRST FEDERAL FINANCIAL BANCORP, INC., 415 CENTER STREET, IRONTON, OHIO 45638. THE FORM 10-KSB
IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                          By Order of the Board of Directors


                                          /s/ Edith M. Daniels

                                          Edith M. Daniels
                                          Secretary
December 18, 2000

                                                                      APPENDIX A

                            PROPOSED AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                      FIRST FEDERAL FINANCIAL BANCORP, INC.

         Article IV of the Certificate of Incorporation of First Federal Financial Bancorp, Inc. is proposed to be amended in the manner described below. If the proposed amendment is adopted, the words contained within the bracketed and bold-faced portions of Article IV will be added, while the words underlined and in bold-face will be deleted from Article IV.

                                   ARTICLE IV
                                  CAPITAL STOCK

         The total number of shares of capital stock which the Corporation has authority to issue is 4,000,000 [1,500,000,] of which 1,000,000 [500,000] shall
                      ---------                       ---------
be serial preferred stock, $.01 par value per share (hereinafter the "Preferred Stock"), and 3,000,000 [1,000,000] shall be common stock, par value $.01 per
             ---------
share (hereinafter the "Common Stock").

         The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

                  (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

                  (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                  (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                  (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                  (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                  (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                  (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                  (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

                  (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

                  (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

         The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

                                 REVOCABLE PROXY
                      FIRST FEDERAL FINANCIAL BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 17, 2001

     The undersigned, being a stockholder of First Federal Financial Bancorp, Inc. ("Company") as of December 1, 2000, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Ashland Plaza Hotel, located at 15th Street and Winchester Avenue, Ashland, Kentucky in the Board Room, on Wednesday, January 17, 2001 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominee for a two-year term:            William P. Payne

Nominees for a three-year term:         I. Vincent Rice and Steven C. Milleson


        / / FOR                             / /  WITHHOLD
                                                 AUTHORITY


          NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

2. PROPOSAL to amend the Company's Certificate of Incorporation to reduce the number of authorized shares from 4,000,000, of which 1,000,000 shall be serial preferred stock, $.01 par value per share ("Preferred Stock"), and 3,000,000 shall be common stock, par value $.01 per share ("Common Stock"), to 1,500,000, of which 500,000 shall be Preferred Stock and 1,000,000 shall be Common Stock.

              / / FOR              / / AGAINST            / / ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Kelley, Galloway & Company, PSC as the Company's independent auditors for the fiscal year ending September 30, 2001.

              / / FOR              / / AGAINST            / / ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW.


                    [DATE AND SIGNATURE BOX]


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2001 AND AT ANY ADJOURNMENT THEREOF.

         PLEASE SIGN THIS EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.